o192 STK SAI 1

                         SUPPLEMENT DATED AUGUST 3, 1998
                   TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                      FRANKLIN REAL ESTATE SECURITIES FUND
                             DATED SEPTEMBER 1, 1997

The Statement of Additional Information is amended as follows:

I. The first paragraph under "How Do I Buy, Sell and Exchange Shares? - Additional Information on Selling Shares" is replaced with the following paragraph:

SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

II. The following replaces the Class I performance figures in the applicable sections under "How does the Fund Measure Performance?" The figures below have been restated to reflect the Fund's current, maximum 5.75% initial sales charge.

TOTAL RETURN

The average annual total return for Class I for the one-year period ended April 30, 1997, and for the period from inception (January 3, 1994) through April 30, 1997, was 18.74% and 15.27%, respectively.

The cumulative total return for Class I for the one-year period ended April 30, 1997, and for the period from inception (January 3, 1994) through April 30, 1997, was 18.74% and 60.32%, respectively.

YIELD

The yield for Class I for the 30-day period ended April 30, 1997, was 3.32%.

CURRENT DISTRIBUTION RATE

The current distribution rate for Class I for the 30-day period ended April 30, 1997, was 2.20%.

III. The following replaces the definition of "Offering Price" under the section "Useful Terms and Definitions":

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II.

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                 Please keep this supplement for future reference.